UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2022

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300 Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Align Technology, Inc (the “Company”) held its 2022 Annual Meeting of Stockholders on May 18, 2022 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following three proposals and cast their votes as described below. For more information about these proposals, see the Company's proxy statement dated April 5, 2022, the relevant portions of which are incorporated herein by reference.

Proposal 1

Proposal to elect the 10 directors named below to serve as directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

Director Nominee	For	Against	Abstain	Non-Votes
Kevin J. Dallas	66,413,839	387,285	71,105	3,429,686
Joseph M. Hogan	65,894,721	908,124	69,383	3,429,687
Joseph Lacob	54,536,876	12,024,369	310,983	3,429,687
C. Raymond Larkin, Jr.	60,225,829	6,575,553	70,848	3,429,685
George J. Morrow	57,371,276	9,190,330	310,622	3,429,687
Anne M. Myong	65,556,458	1,246,364	69,407	3,429,686
Andrea L. Saia	65,567,182	1,235,118	69,930	3,429,685
Greg J. Santora	59,524,756	7,036,513	310,958	3,429,688
Susan E. Siegel	65,646,768	1,155,665	69,796	3,429,686
Warren S. Thaler	60,471,630	6,329,968	70,631	3,429,686

Proposal 2

Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

For	Against	Abstain
64,646,642	5,589,011	66,262

Proposal 3

Proposal to conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Non-Votes
61,252,505	5,505,299	114,282	3,429,829

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Executive Vice President, Chief Legal and Regulatory Officer

Date: May 19, 2022